UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2022

EVO Transportation & Energy Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-54218	37-1615850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2075 West Pinnacle Peak Rd. Suite 130, Phoenix, AZ		85027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877-973-9191

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

Change in Chief Executive Officer

On September 14, 2022, the Board of Directors of EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”), appointed Michael Bayles, a member of the Company’s Board of Directors, to serve as Interim Chief Executive Officer of the Company, effective September 14, 2022, replacing Thomas J. Abood as the Company’s Chief Executive Officer.

Mr. Bayles has served as a director of the Company and as a member of the Company’s compensation committee, audit committee, and nominating and corporate governance committee since March 2022. He previously served as restructuring advisor to the Company from May 2020 to October 2020 and as chief restructuring officer and a member of the Company’s Board of Directors from October 2020 until his resignation in March 2021. Mr. Bayles has served as Co-Chief Executive Officer and as a director of DiamondHead Holdings Corp., a special purpose acquisition company, since August 2022, and has also served as vice president of investments of Slam Corp, a special purpose acquisition company, since March 2021. Mr. Bayles previously served as an analyst at Antara Capital from May 2018 until May 2020, and as a credit analyst at GLG Partners from May 2016 to December 2017. Prior to GLG Partners, Mr. Bayles was vice president at Avenue Capital Group from September 2008 to April 2016. Mr. Bayles has a bachelor’s degree in economics from the Wharton School of the University of Pennsylvania.

In consideration of his service as chairman of an operating committee of the Company’s Board of Directors, the Company’s Board of Directors agreed to pay Mr. Bayles a cash retainer of $20,000 per month for a period of four months beginning on or about June 8, 2022. There are no related party transactions involving Mr. Bayles that are reportable under Item 404(a) of Regulation S-K except as disclosed in this current report on Form 8-K, the Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on March 28, 2022, or described in the Company’s annual report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission on June 30, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2022	By:	/s/ Patrick Seul
	Its:	Executive Vice President, General Counsel and Secretary